Vanguard Developed Markets Index Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard International Stock Index Funds

Vanguard Total International Stock Index Fund

Vanguard U.S. Stock Index Mid-Capitalization Funds

Vanguard U.S. Stock Index Small-Capitalization Funds

Supplement to the Prospectuses for Institutional Shares & Institutional Plus Shares

Prospectus Text Changes

The text under the heading “Account Minimums for Institutional Shares and
Institutional Plus Shares” in the Purchasing Shares section is replaced with the following:

To open and maintain an account. Institutional Shares—$5 million;
Institutional Plus Shares—$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund.
This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic
Investment Plan, which has no established minimum).

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Vanguard Marketing Corporation, Distributor.	PSI MIN2 052012